UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2024
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 12, 2024, Quanterix Corporation (the “Company”) issued a press release announcing selected preliminary financial results for the third quarter ended September 30, 2024 and the need to restate certain previously issued financial statements as further described in Item 4.02 below (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information contained in paragraph three (inclusive of the table) of Item 4.02(a) and in Exhibit 99.1 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference. The information incorporated by reference into this Item 2.02 is intended to be furnished under Item 2.02 and shall not be deemed “filed” under Item 2.02 for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or a Completed Interim Review.
(a)On November 11, 2024, the Audit Committee of the Board of Directors of the Company, based on the recommendation of the Company’s management and after discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), concluded that the Company’s previously issued audited consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, and its unaudited consolidated financial statements for the quarterly and year-to-date (as applicable) periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, and June 30, 2024 (collectively, the “Non-Reliance Periods”), should no longer be relied upon.
As previously reported and as discussed in more detail below, the Company has identified and continues its efforts to remediate material weaknesses in its internal control over financial reporting relating to, among others, the operating effectiveness of internal control associated with the accounting for inventory valuation. In connection with these remediation efforts, and while performing closing procedures for the third quarter of 2024, management identified an error related to the capitalization of labor and overhead costs applied to prior periods going back to at least 2021, which impacted the valuation of inventory. This error relates to a design deficiency in the Company’s internal control over financial reporting related to the accounting for inventory valuation. The cumulative effect of this error, when taken together with unrelated immaterial errors identified by the Company in prior periods, resulted in the need for material adjustments to previously issued financial statements. The Audit Committee therefore concluded that it is appropriate to restate the financial statements included in the applicable Quarterly Reports on Form 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the Non-Reliance Periods (the “Restatement”) in order to correct all known errors in accounting.
The Company currently estimates that the corrections to be made as part of the Restatement will result in the following impacts to gross profit and operating loss:

	GAAP Gross Profit Increase	Operating Loss Increase/(Decrease)
Year ended December 31, 2021	$1.6 million	$(0.6) million
Year ended December 31, 2022	$0.4 million	$0.5 million
Year ended December 31, 2023	$2.1 million	$(2.3) million
These preliminary figures are based on currently available information and are unaudited and subject to adjustment. The supplemental schedules included in the Press Release provide additional information regarding the preliminary anticipated impact of the Restatement, but the information in the supplemental schedules is similarly based on currently available information and is unaudited and subject to adjustment. The Company does not expect the errors to result in any material impact on the previously reported amounts for cash or total revenues in any completed fiscal period.
The Restatement is not anticipated to have a material impact on the Company’s revenue growth or cash usage. However, the Company’s internal review is ongoing and there can be no assurance that the actual effects of the Restatement will be only as described above and in the supplemental schedules.

As previously disclosed in the section titled “Part II, Item 9A. Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, management concluded that the Company’s internal control over financial reporting was not effective at a reasonable assurance level as of December 31, 2023 due to, among other things, deficiencies in the operating effectiveness of its internal controls associated with the valuation of the Company’s inventory, including excess and obsolescence reserves. Management has been actively engaged in the implementation of remediation efforts to address the previously identified material weaknesses. For further discussion of management’s remediation plan, refer to the section titled “Part II, Item 9A. Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as updated discussions in the section titled “Part I, Item 4. Controls and Procedures” of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024.
The Company intends to promptly amend (i) its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024 (the “Original Form 10-K”), which amended report will include summarized restated financial information for each of the quarterly periods in 2022 and 2023, and (ii) its Quarterly Reports on Form 10-Q filed with the SEC on each of May 8, 2024 and August 8, 2024 (the “Original Form 10-Qs”), which will include restated financial statements for the corresponding 2023 quarterly and year-to-date periods. In those amended reports, the Company will also revise the Management’s Discussion and Analysis of Financial Condition and Results of Operations sections to reflect the restated financial statements covered by such reports, as necessary. The Company intends to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which will include restated financial statements for the quarter and year-to-date period ended September 30, 2023, as promptly as possible following the filing of the amended Original Form 10-K and the amended Original Form 10-Qs.
The Audit Committee and Company management have discussed with EY the matters disclosed in this Item 4.02(a).
Cautionary Note Regarding Forward-Looking Statements
This report (including the exhibit hereto) contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein or in the attached exhibit that do not describe historical facts, including, among others, statements regarding the expected impact of the Restatement, including on the Company’s overall business operations, are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, that the Company may have underestimated the scope and impact of the Restatement, risks and uncertainties around the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those risks and uncertainties identified in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Current Reports on Form 8-K, its Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2024 and June 30, 2024, and in any subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. As noted above, investors are cautioned that the financial statements for the Non-Reliance Periods, and, as a result, related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the financial statements for the Non-Reliance Periods.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Earnings Release dated November 12, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: November 12, 2024